Exhibit 32.2

CERTIFICATION

I, Jeffrey S. Mathiesen, Vice President and Chief Financial Officer of Delphax Technologies Inc. (the Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

•	the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2004, as filed with the Securities and Exchange Commission (the Report), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	December 27, 2004	By:	/s/ Jeffrey S. Mathiesen

Jeffrey S. Mathiesen
Vice President and Chief Financial Officer